EXHIBIT 10.44

SECOND AMENDMENT TO LEASE AGREEMENT

This SECOND AMENDMENT TO LEASE AGREEMENT (“Amendment”) is entered into as of September 7, 2017 (“Effective Date”), by and between 6262 LUSK INVESTORS LLC, a California limited liability company (“Landlord”), and CYTORI THERAPEUTICS, INC., a Delaware corporation (“Tenant”), with reference to the facts set forth in the Recitals below.

RECITALS

A.Landlord and Tenant are parties to that certain Lease Agreement dated as of February 27, 2017, as amended by that certain letter agreement dated July 14, 2017, and executed by Tenant on July 27, 2017, and that certain First Amendment to Lease Agreement dated as of July 27, 2017 (collectively, “Lease”), for certain Premises known as Suite 200 within the Project located at 10222 Barnes Canyon Road (formerly known as 6262 Lusk Boulevard), San Diego, California 92121, as more particularly described in the Lease.

B.As an accommodation to Tenant, Landlord has agreed to (i) extend the Scheduled Commencement Date provided in Section 1.10 of the Lease from November 1, 2017, to January 1, 2018, and (ii) make corresponding modifications to the Work Schedule for construction of the Tenant Improvements (as defined in the Work Letter Agreement attached to the Lease).

C.Landlord and Tenant now desire to modify the Lease as set forth below in this Amendment.

AMENDMENT

NOW, THEREFORE, in consideration of the Recitals above, the mutual covenants and conditions below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Scheduled Commencement Date.  Notwithstanding any provision of the Lease to the contrary, the “Scheduled Commencement Date” shall be January 1, 2018.

2.Work Schedule.  Notwithstanding any provision of the Lease to the contrary, the “Work Schedule” for the Tenant Improvements shall mean the schedule attached hereto as Exhibit “A”.

3.Excess Costs.  Notwithstanding any provision of the Lease to the contrary, Tenant shall be obligated to pay to Landlord as Excess Costs (as defined in Section 2 of the Work Letter Agreement) the incremental increase in the total costs and expenses incurred by Landlord to construct the Tenant Improvements in accordance with the modified Work Schedule.

4.Defined Terms.  Unless otherwise specifically defined in this Amendment, terms with initial capital letters in this Amendment shall have the same meaning as such terms have in the Lease.

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5.Interpretation.  Landlord and Tenant acknowledge and agree that each of them, and their respective professional advisors, have reviewed this Amendment and that the provisions of this Amendment shall not be construed against either party. The rule of construction that ambiguities are to be construed against the party drafting the agreement shall not apply to the interpretation of this Amendment and is waived.

6.Counterpart Execution.  This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall constitute one instrument.

7.Continued Effect.  Except as specifically modified by this Amendment, all of the terms, conditions and provisions of the Lease shall remain in full force and effect, including, without limitation, Tenant’s obligation to increase the Letter of Credit Amount to Five Hundred Thousand and 00/100 Dollars ($500,000.00) on November 1, 2017, pursuant to Section 7.1 of the Lease.  Concurrently with the execution and delivery of this Amendment, Tenant shall pay to Landlord the first monthly installment of Rent (i.e., $71,970.36) in accordance with Section 5.1 of the Lease.

[signatures on following page]

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IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease Agreement as of the Effective Date.

LANDLORD:

6262 LUSK INVESTORS LLC,

a California limited liability company

By:B/L Lusk LLC,

a California limited liability company,

Managing Member

By:  _/s/ Steve Bollert____________

Name: _Steve Bollert____________

Title:  __Managing Member_______

TENANT:

CYTORI THERAPEUTICS, INC.,

a Delaware corporation

By:  _/s/ Tiago Girao________________

Name: __Tiago Girao________________

Title:  ___CFO___________________

By:  ___/s/ Marc Hedrick_____________

Name: ___Marc Hedrick ____________

Title:  ____President and CEO___________

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1130430/34401202v.1

EXHIBIT “A”

WORK SCHEDULE

Exhibit “A”

By: Larry Stewardson

Cytori Construction Schedule

Job # 17-074
Pg. 1

ID	Task Name	Duration	Start
1	**field operations**	**140 days**	**Mon 6/19/17**
2	**general requirments**	**16 days**	**Thu 6/22/17**
3	final pricing	0 days	Thu 6/22/17
4	engineering review	0 days	Fri 6/30/17
5	permit	0 days	Tue 7/18/17
6	100% CD's	0 days	Tue 7/18/17
7	**demolition**	**5.1 days**	**Sat 6/24/17**
8	existing partitions & misc.	2 days	Sat 6/24/17
9	suspend existing partitions & misc.	4 days	Mon 6/26/17
10	existing sprinkler drops	3 days	Wed 6/28/17
11	**interior rough**	**30.1 days**	**Fri 6/30/17**
12	**Framing**	**29 days**	**Wed 7/5/17**
13	layout walls	3 days	Wed 7/5/17
14	architect layout review	0 days	Mon 7/10/17
15	partitions	5 days	Thu 7/20/17
16	full hight walls	4 days	Fri 7/28/17
17	drywall top out one side	2 days	Thu 8/3/17
18	one side	8 days	Thu 8/3/17
19	framing inspection	0 days	Tue 8/15/17
20	**plumbing**	**26 days**	**Mon 7/10/17**
21	sawcut demo & underground waste	9 days	Mon 7/10/17
22	plumbing UG inspection	0 days	Fri 7/21/17

3rd Quarter
4th Quarter
1st Quarter
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
field operations
6/19
1/3
general requirments
6/22
7/18
final pricing
6/22
engineering review
6/30
permit
7/18
100% CD's
7/18
demolition
6/24
7/5
existing partitions & misc.
6/24
7/5
suspend existing partitions & misc.
6/26
6/29
existing sprinkler drops
6/28
7/5
interior rough
6/30
8/15
Framing
7/5
8/15
layout walls
7/5
7/10
architect layout review
7/10
partitions
7/20
7/27
full hight walls
7/28
8/3
drywall top out one side
8/3
8/7
one side
8/3
8/15
framing inspection
8/15
plumbing
7/10
8/15
sawcut demo & underground waste
7/10
7/21
plumbing UG inspection
7/21

print date: Tue 9/5/17
1:53 PM

BYCOR

File: Cytori Const. Sch-DELAY
Filter: - 100% field opps

Exhibit “A”

By: Larry Stewardson

Cytori Construction Schedule

Job # 17-074
Pg. 2

ID	Task Name	Duration	Start
23	back fill and pourback trench	5 days	Fri 7/21/17
24	waste and vent	4 days	Thu 7/27/17
25	water	10 days	Thu 7/27/17
26	insulation	3 days	Thu 8/10/17
27	plumb wall rough inspection	0 days	Tue 8/15/17
28	**electrical**	**26 days**	**Mon 7/10/17**
29	saw cut demo, elec. Underground & inspection	6 days	Mon 7/10/17
30	overhead rough	15 days	Mon 7/10/17
31	power and signal	8 days	Thu 7/27/17
32	panels	5 days	Tue 8/1/17
33	lighting feeds	5 days	Tue 8/8/17
34	elec in wall rough inspection	0 days	Tue 8/8/17
35	**HVAC**	**24.1 days**	**Fri 6/30/17**
36	relocate roof top equipment (AC & exaust)	5 days	Fri 6/30/17
37	duct work	17 days	Thu 7/13/17
38	mech. Rough insp	0 days	Mon 8/7/17
39	**interior finish**	**140 days**	**Mon 6/19/17**
40	**walls**	**22 days**	**Tue 8/15/17**
41	insulation	4 days	Tue 8/15/17
42	drywall	11 days	Thu 8/17/17
43	tape and finish	16 days	Wed 8/23/17
44	**paint**	**76 days**	**Tue 9/5/17**

3rd Quarter
4th Quarter
1st Quarter
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
back fill and pourback trench 7/21 7/28
waste and vent 7/27 8/2
water 7/27 8/10
insulation 8/10 8/15
plumb wall rough inspection 8/15
electrical 7/10 8/15
saw cut demo, elec. Underground & inspection 7/10 7/18
overhead rough 7/10 7/31
power and signal 7/27 8/8
panels 8/1 8/8
lighting feeds 8/8 8/15
elec in wall rough inspection 8/8
HVAC 6/30 8/7
relocate roof top equipment (AC & exaust) 6/30 7/10
duct work 7/13 8/7
mech. Rough insp 8/7
interior finish 6/19 1/3
walls 8/15 9/15
insulation 8/15 8/21
drywall 8/17 9/1
tape and finish 8/23 9/15
paint 9/5 12/19

print date: Tue 9/5/17
1:53 PM

File: Cytori Const. Sch-DELAY
Filter: - 100% field opps

Exhibit “A”

By: Larry Stewardson

Cytori Construction Schedule

Job # 17-074
Pg. 3

ID	Task Name	Duration	Start
45	Delay	60 days	Tue 9/5/17
46	prime and first coat	8 days	Tue 11/14/17
47	2nd coat over flooring	8 days	Fri 12/8/17
48	**suspended ceiling**	**22 days**	**Tue 11/21/17**
49	grid	12 days	Tue 11/21/17
50	fire sprinklers drops	12 days	Mon 11/27/17
51	electrical and lighting	11 days	Tue 11/28/17
52	HVAC duct and diffusers	11 days	Tue 11/28/17
53	partial elec and mech rough inspections	0 days	Mon 12/4/17
54	elec and mech rough sign off	0 days	Tue 12/12/17
55	acoustic tile	12 days	Tue 12/5/17
56	fire sprinkler trim	2 days	Tue 12/19/17
57	**frames, hardware, glass**	**84 days**	**Tue 9/5/17**
58	Delay	60 days	Tue 9/5/17
59	door frames (KD)	4 days	Wed 12/13/17
60	window frames (KD)	2 days	Tue 12/19/17
61	glass	1 day	Fri 12/29/17
62	doors and hardware	7 days	Thu 12/7/17
63	**Restrooms**	**29 days**	**Fri 11/24/17**
64	counter tops	2 days	Fri 11/24/17
65	tile	12 days	Tue 12/19/17
66	plumbing	5 days	Thu 12/21/17

3rd Quarter
4th Quarter
1st Quarter
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Delay
9/5
11/27
prime and first coat
11/14
11/23
2nd coat over flooring
12/8
12/19
suspended ceiling
11/21
12/20
grid
11/21
12/6
fire sprinklers drops
11/27
12/12
electrical and lighting
11/28
12/12
HVAC duct and diffusers
11/28
12/12
partial elec and mech rough inspections
12/4
elec and mech rough sign off
12/12
acoustic tile
12/5
12/20
fire sprinkler trim
12/19
12/20
frames, hardware, glass
9/5
12/29
Delay
9/5
11/27
door frames (KD)
12/13
12/18
window frames (KD)
12/19
12/20
glass
12/29
12/29
doors and hardware
12/7
12/15
Restrooms
11/24
1/3
counter tops
11/24
11/27
tile
12/19
1/3
plumbing
12/21
12/27

print date: Tue 9/5/17
1:53 PM

BYCOR

File: Cytori Const. Sch-DELAY
Filter: - 100% field opps

Exhibit “A”

By: Larry Stewardson

Cytori Construction Schedule

Job # 17-074
Pg. 4

ID	Task Name	Duration	Start
67	partitions	3 days	Thu 12/28/17
68	accessories	2 days	Wed 12/27/17
69	**floor coverings**	**16 days**	**Fri 11/24/17**
70	epoxy	10 days	Fri 11/24/17
71	LVT & VCT	5 days	Fri 12/1/17
72	carpet	8 days	Fri 12/1/17
73	polished concrete	6 days	Fri 12/8/17
74	sealed concrete	4 days	Tue 12/12/17
75	**casework**	**20 days**	**Tue 11/21/17**
76	P-lam	6 days	Tue 11/21/17
77	labs	4 days	Fri 12/8/17
78	sinks	3 days	Thu 12/14/17
79	**Misc. trim**	**18 days**	**Tue 12/5/17**
80	fence OFOI	7 days	Wed 12/20/17
81	system furniture	12 days	Wed 12/13/17
82	coverplates and fixtures	4 days	Tue 12/5/17
83	window coverings	8 days	Mon 12/18/17
84	appliances	5 days	Wed 12/20/17
85	signage	3 days	Wed 12/20/17
86	**start up and commition**	**136 days**	**Mon 6/19/17**
87	set generator	0 days	Thu 8/3/17
88	Delay	35 days	Tue 9/5/17

3rd Quarter
4th Quarter
1st Quarter
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
partitions
12/28
1/1
accessories
12/27
12/28
floor coverings
11/24
12/15
epoxy
11/24
12/7
LVT & VCT
12/1
12/7
carpet
12/1
12/12
polished concrete
12/8
12/15
sealed concrete
12/12
12/15
casework
11/21
12/18
P-lam
11/21
11/28
labs
12/8
12/13
sinks
12/14
12/18
Misc. trim
12/5
12/28
fence OFOI
12/20
12/28
system furniture
12/13
12/28
coverplates and fixtures
12/5
12/8
window coverings
12/18
12/27
appliances
12/20
12/26
signage
12/20
12/22
start up and commition
6/19
12/29
set generator
8/3
Delay
9/5
10/23

print date: Tue 9/5/17
1:53 PM

BYCOR

File: Cytori Const. Sch-DELAY
Filter: - 100% field opps

Exhibit “A”

By: Larry Stewardson

Job # 17-074
Pg. 5

Cytori Construction Schedule

ID	Task Name	Duration	Start
89	meter set	0 days	Wed 12/20/17
90	start up roof units	5 days	Wed 10/25/17
91	generator start up	0 days	Fri 12/29/17
92	designated phone lines	6 days	Mon 6/19/17
93	fire alarm	7 days	Tue 6/27/17
94	air balance	6 days	Wed 12/20/17
95	**sign off**	**8 days**	**Thu 12/21/17**
96	plumbing final	0 days	Wed 12/27/17
97	electrical final	1 day	Mon 1/1/18
98	tital 24 papeerwork	0 days	Wed 12/27/17
99	mechanical final	1 day	Thu 12/28/17
100	fire department final	1 day	Thu 12/21/17
101	building department final, C of O	1 day	Mon 1/1/18
102	move in complete	0 days	Mon 1/1/18

3rd Quarter
4th Quarter
1st Quarter
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
meter set
12/20
start up roof units
10/25
10/31
generator start up
12/29
designated phone lines
6/19
6/26
fire alarm
6/27
7/7
air balance
12/20
12/27
sign off
12/21
1/1
plumbing final
12/27
electrical final
1/1
1/1
tital 24 papeerwork
12/27
mechanical final
12/28
12/28
fire department final
12/21
12/21
building department final, C of O
1/1
1/1
move in complete
1/1

print date: Tue 9/5/17
1:53 PM

BYCOR

File: Cytori Const. Sch-DELAY
Filter: - 100% field opps

Exhibit “A”